Exhibit 10.1

Execution Version

FIRST AMENDING AGREEMENT

Between

DIRTT ENVIRONMENTAL SOLUTIONS LTD.,

as Borrower

- and -

DIRTT ENVIRONMENTAL SOLUTIONS INC.,

as Guarantor

- and -

ROYAL BANK OF CANADA,

as Lender

DATED AS OF MARCH 4, 2020

THIS FIRST AMENDING AGREEMENT is made as of the 4th day of March, 2020.

BETWEEN:

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(the “Borrower”)

- and -

DIRTT ENVIRONMENTAL SOLUTIONS INC.

(the “Guarantor”)

- and -

ROYAL BANK OF CANADA

(the “Lender”)

WHEREAS, the Borrower, the Guarantor and the Lender entered into a credit agreement dated as of July 19, 2019 (the “Original Credit Agreement”), pursuant to which the Lender agreed to make certain credit facilities available to the Borrower on and subject to the terms and conditions set out therein;

AND WHEREAS, the Borrower, the Guarantor and the Lender have agreed to enter into this First Amending Agreement to amend the Original Credit Agreement as provided for in this First Amending Agreement (the Original Credit Agreement as so amended, the “Credit Agreement”);

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower, the Guarantor and the Lender hereby agree as follows:

1.0	DEFINITIONS

Capitalized terms used in this First Amending Agreement will, unless otherwise defined herein, have the meanings attributed to such terms in the Credit Agreement.

2.0	AMENDMENT DATE

The amendments to the Original Credit Agreement contained herein shall be effective as of the date (the “Effective Date”) that the conditions precedent herein have been satisfied or waived by the Lenders.

3.0	AMENDMENTS TO THE ORIGINAL CREDIT AGREEMENT

As of the Effective Date, Section 14.07 of the Original Credit Agreement is deleted and replaced with the following:

14.07 Assignment or Participation by Lender

(1) The rights, benefits and obligations of the Lender under or in respect of this Agreement (the “Rights”) may, in whole or in part (subject to, prior to the occurrence of an Event of Default, a minimum amount of $5,000,000), be assigned (“Assign”, “Assigned” or an “Assignment”) by the Lender to, or participated in (“Participated” or a “Participation”) by one or more Persons (each an “Assignee” or a “Participant”, as the case may be), without the consent of the Borrower: (i) to an Assignee or Participant that is an Affiliate of the Lender or that is an Approved Fund at any time, provided that, in the case of an Assignment, each such Assignee shall be capable of satisfying any and all obligations of the “Lender” under this Agreement, or (ii) to any Assignee or Participant after the occurrence and during the continuance of an Event of Default. Prior to the occurrence and continuance of an Event of Default, with the prior written consent of the Borrower, which consent will not be unreasonably withheld or delayed, the Lender may Assign or Participate its Rights in respect of this Agreement to any Person, provided that, in the case of an Assignment, each Assignee shall be capable of satisfying any and all obligations of the “Lender” under this Agreement. An Assignment or Participation hereunder that requires the consent of the Borrower will become effective upon receipt by the Lender of the written consent of the Borrower. An Assignment or Participation that does not require the consent of or notice to the Borrower will become effective upon execution of the applicable documentation by the Lender, as applicable, and the Participant or Assignee, as the case may be. The Borrower will execute all such further documentation as the Lender may request with respect to any Assignment or Participation and any prospective Assignee will execute such documentation as the Borrower may reasonably request for the purpose of ensuring that the Assignee is bound by the terms of this Agreement. The Borrower shall not be required to pay any expenses (including the reasonable fees, charges and disbursements of legal counsel) incurred: (i) by it, or, notwithstanding Section 14.01 of this Agreement, the Lender, any Assignee or any Participant, in connection with any amendment required to this Agreement or any other Loan Document in connection with an Assignment or Participation prior to the occurrence and continuance of an Event of Default, or (ii) by the Lender, any Assignee or any Participant, in connection with any Assignment or Participation prior to the occurrence and continuance of an Event of Default. For the purpose of this Section 14.07 (1) “Approved Fund” means any investment fund owned, administered managed or controlled by the Lender; provided that if any of the Rights are assigned to an Approved Fund, Overdraft Loans shall continue to be made available to the Borrower through its accounts with the Lender and the Lender will continue to issue Letters of Credit in accordance with this Agreement, without the requirement of the Borrower to pay any fronting fees in respect of any such Letter of Credit.

4.0	ACKNOWLEDGEMENT AND REPRESENTATIONS OF THE BORROWER AND GUARANTOR

The Guarantor acknowledges and agrees that its guarantee of the payment of the Guaranteed Obligations set out in Article 13 of the Credit Agreement continues in full force and effect. Each of the Borrower and the Guarantor acknowledges and confirms that the Security previously granted by each of them to the Lender under or in connection with the Original Credit Agreement, continues in full force and effect, and that the mortgages, pledges, charges, assignments, security interests and covenants therein contained or thereby constituted, continue to secure all of the Obligations.

5.0	CONDITIONS PRECEDENT

This First Amending Agreement shall become effective at such time as the Lender has received a duly executed copy of this First Amending Agreement.

6.0	CONTINUING EFFECT

Each of the parties hereto acknowledges and agrees that the Credit Agreement and all other Loan Documents entered into in connection therewith, continue in full force and effect and are hereby ratified, confirmed and approved.

7.0	FURTHER ASSURANCE

Subject to section 14.07 of the Credit Agreement, the Borrower will from time to time forthwith at the Lenders’ request and at the Borrower’s own cost and expense make, execute and deliver, or cause to be done, made, executed and delivered, all such further documents, financing statements, assignments, acts, matters and things which may be reasonably required by the Lenders and as are consistent with the intention of the parties as evidenced herein, with respect to all matters arising under the Credit Agreement and the Security. Notwithstanding Section 14.01 of the Credit Agreement, the Borrower shall not be required to pay Lender’s expenses (including the fees, charges and disbursements of Lender’s Counsel) incurred in connection with this First Amending Agreement.

8.0	GOVERNING LAW

This First Amending Agreement will be governed by and construed in accordance with the laws in force in the Province of Alberta from time to time.

9.0	COUNTERPARTS

This First Amending Agreement may be executed and delivered in any number of counterparts (including by facsimile or pdf transmission), each of which when executed and delivered will be deemed to be an original, but all of which when taken together constitutes one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DIRTT ENVIRONMENTAL SOLUTIONS LTD.,
as Borrower

By:	/s/ Geoff Krause
Name:	Geoff Krause
Title:	Chief Financial Officer

By:
Name:
Title:

[Signature Page – First Amending Agreement (DIRTT)]

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Kevin Desjardins
Name:	Kevin Desjardins
Title:	Director – National Client Group Finance

By:
Name:
Title:

[Signature Page – First Amending Agreement (DIRTT)]

DIRTT ENVIRONMENTAL SOLUTIONS INC.,
as Guarantor

By:	/s/ Geoff Krause
Name:	Geoff Krause
Title:	Chief Financial Officer

By:
Name:
Title:

[Signature Page – First Amending Agreement (DIRTT)]